SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             April 23, 2003
-------------------------------------------------------------------------------
                  (Date of earliest event reported)


                          Minden Bancorp, Inc.
-------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


United States                           0-49882                 13-4203146
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


                 415 Main Street, Minden, Louisiana                71058
-------------------------------------------------------------------------------
              (Address of principal executive offices)          (Zip code)


                              (318) 377-0523
-------------------------------------------------------------------------------
           (Registrant's telephone number, including area code)


                                     N/A
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)






Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibits included with this Report:



       Exhibit No.             Description
       -----------             -----------

       99.1             Press Release reporting earnings for the quarter ended
                        March 31, 2003.



Item 9.   Regulation FD Disclosure

     On April 23, 2003, Minden Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

     The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.















                                     2



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MINDEN BANCORP, INC.



  Date: April 23, 2003        By:   /s/ A. David Evans
                                    ------------------------------
                                    A. David Evans
                                    Chairman, President and Chief
                                    Executive Officer
























                                     3